UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 8, 2002
                                                           -------------




                               RTIN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                      Texas
                 (State of Other Jurisdiction of Incorporation)

               001-13559                                  75-2337102
        (Commission File Number)               (IRS Employer Identification No.)

             3218 Page Rd.
            Longview, Texas                                  75605
(Address of Principal Executive Offices)                  (Zip Code)

                                 (903) 295-6800
              (Registrant's Telephone Number, Including Area Code)

                      RESTAURANT TEAMS INTERNATIONAL, INC.
          (Former Name or Former Address, if Changed since Last Report)

Item 2.     Acquisition or Disposition of Assets.

         On March 8, 2002, RTIN Holdings, Inc., Medex Systems, Inc., Pegasus Pharmacy, Inc., IT/IS, Inc., Curtis Swanson, Stanley Swanson, Laurence Solow, Ann E. Rau, and Hunter Carr entered a Settlement and Separation Agreement (the "Settlement") under which the acquisition of Medex Systems, Inc. and Pegasus Pharmacy, Inc. by RTIN Holdings, Inc. was reversed, RTIN Holdings, Inc. returned all of the stock of Medex Systems, Inc, and Pegasus Pharmacy, Inc. to the original owners, and all stock of RTIN Holdings, Inc. issued in connection with the acquisition was returned to RTIN Holdings, Inc. Medex Systems, Inc. and Pegasus Pharmacy, Inc. retained approximately $940,000 in funding that was provided by RTIN Holdings, Inc. since October 2001 and granted to RTIN Holdings, Inc. an exclusive, perpetual, paid up license to use the Medex Systems, Inc. and Pegasus Pharmacy, Inc. business methods and other intellectual property in 157 metropolitan areas in the United States and throughout the world.

         As part of the Settlement, the parties entered mutual releases relating to any claims arising from the acquisition of Medex Systems, Inc. and Pegasus Pharmacy, Inc. by RTIN Holdings, Inc.

Item 5.     Other Events.

         On March 12, 2002, RTIN Holdings, Inc. issued a press release describing the Settlement, a copy of which is included in this filing as Exhibit 99.1.

Item 6.     Resignation of Registrant's Directors.

         Ann E. Rau resigned as a director of RTIN Holdings, Inc.

Item 7.     Exhibits.

2.1 Settlement and Separation Agreement, dated as of March 8, 2002, by and among RTIN Holdings, Inc., Medex Systems, Inc., Pegasus Pharmacy, Inc. IT/IS, Inc., Laurence Solow, Ann E. Rau, Curtis Swanson, Stanley Swanson, and Hunter Carr.

99.l Press release by RTIN Holdings, Inc. dated March 12, 2002, announcing the Settlement and Separation Agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                        RTIN HOLDINGS, INC.


Date:                                           By:  /s/ Curtis A. Swanson
     ----------------------                        -----------------------------
                                                   Curtis A. Swanson, President


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EXHIBIT INDEX

2.1 Settlement and Separation Agreement, dated as of March 8, 2002, by and among RTIN Holdings, Inc., Medex Systems, Inc., Pegasus Pharmacy, Inc. IT/IS, Inc., Laurence Solow, Ann E. Rau, Curtis Swanson, Stanley Swanson, and Hunter Carr.

99.l Press release by RTIN Holdings, Inc. dated March 12, 2002, announcing the Settlement and Separation Agreement.